Exhibit  21.1

Subsidiaries  of  the  Registrant

Company  Name:     Telscape  International,  Inc.
State  of  Incorporation:     Texas

Company  Name:     Pointe  Communications  Corporation
State  of  Incorporation:     Nevada

Company  Name:     Pointe  Local  Exchange  Company
State  of  Incorporation:     Georgia

Company  Name:     PointeCom  Incorporated
State  of  Incorporation:     Delaware

Company  Name:     Rent-A-Line  Telephone  Company,  LLC
State  of  Incorporation:     Georgia

Company  Name:     Overlook  Communications  International  Corporation
State  of  Incorporation:     North  Carolina

Company  Name:     Telereunion,  Inc.
State  of  Incorporation:     Delaware

Company  Name:     Telscape  USA,  Inc.
State  of  Incorporation:     Texas

Company  Name:     Interlink  Communications,  Inc.
State  of  Incorporation:     Delaware

Vextro  de  Mexico,  S.A.  de  C.V.
Mexico  Corporation

Telscape  de  Mexico,  S.A.  de  C.V.
(formerly  Integracion  de  Redes,  S.A.  de  C.V.)
Mexico  Corporation

MS  Noticias,  S.A.  de  C.V.
Mexico  Corporation

N.S.I.,  S.A.  de  C.V.
Mexico  Corporation

Telereunion,  S.A.  de  C.V.
Mexico  Corporation

Telereunion  International,  S.A.  de  C.V.
Mexico  Corporation

Servicios  de  Comunicacion  Popluar  S.  de  R.L.
Mexico  Corporation

Servivios  Corporativos  Vextro  S.A  de  C.V.
Mexico  Corporation

Lan  and  Wan  S.A.  de  C.V.
Mexico  Corporation

Enable  Commerce  de  Mexico
Mexico  Corporation

C-COM  Communicaciones
Int'les  de  Costa  Rica  S.A.

Charter  Communicaciones  de
El  Salvador  S.A.  de  C.V.

Charter  Communicaciones
De  Guatemala,  S.A.

Charter  Communicaciones
Int'les  S.A.  de  C.V.  (Honduras)

U.S.  Charter  de  Mexico  S.A.  de  C.V.

Charter  Communicaciones  Int'les  de  Nicaragua  S.A.


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Charter  Communicaciones  Int'les  Grupo  S.A.  (Panama)

Phoenix  Datanet  de  Panama  S.A.

Pointe  Communications  International  de  Peru  S.A.C

Charter  Communications  International  de  Venezuela  C.A.

Pointe  Communications  de  Columbia  S.A.

Charter  de  Aruba


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